Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

1.	In connection with the Annual Report of REMSleep Holdings, Inc. on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas J. Wood, Chief Executive Officer and Chief Financial Officer of REMSleep Holdings, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

●	the anny report on Form 10-K of the Company for the quarter ended December 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2023

By:	/s/ Thomas J. Wood
Thomas J. Wood
Chief Executive Officer, Chief Financial Officer
(Principal Executive Officer) (Principal Financial and Accounting Officer)